UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2007
Oxford Industries, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-04365	58-0831862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Piedmont Avenue, NE, Atlanta, GA.	30308
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 659-2424
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 7.01. REGULATION FD DISCLOSURE.
On June 5, 2007 Oxford Industries, Inc., issued a press release announcing its full year and first quarter fiscal 2008 guidance, as well as certain anticipated financial information for its fourth quarter of fiscal 2007. The press release is incorporated herein to this Form 8-K by reference and a copy of the press release is furnished as Exhibit 99.1 hereto.
The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

EXHIBIT
NUMBER

99.1	Press Release of Oxford Industries, Inc., dated June 5, 2007.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OXFORD INDUSTRIES, INC.

	By:	/s/ THOMAS CALDECOT CHUBB III

Thomas Caldecot Chubb III
June 5, 2007		Executive Vice President